Exhibit 10.3

In the United States District Court
For the Northern District of Texas
Dallas Division

Gryphon Master Fund, L.P.,	§
§
Plaintiff,	§
§
v.	§ §	Civil Action No. 3:04-CV-2405-L Civil Action No. 3:05-CV-2475-L
§
Cobalis Corp.,	§
§
Defendant.	§

Compromise Settlement Agreement and General Release
I. Parties
The parties to this Compromise Settlement Agreement and General Release (“Settlement Agreement”) are:
1.01. Gryphon Master Fund, L.P.
1.02. Cobalis Corp.
II. Definitions
2.01. “Gryphon” means Gryphon Master Fund, L.P., a Bermuda limited partnership.
2.02. “Cobalis” means Cobalis Corp., a Nevada corporation.
2.03. “Gryphon Releasees” means Gryphon, its principals, past or present officers, directors, partners, employees, attorneys, agents, representatives, subsidiaries, parents, assigns, insurance carriers, successors, affiliated or associated entities of whatever kind, and all persons, natural or corporate, in privity with Gryphon.
2.04. “Cobalis Releasees” means Cobalis, its principals, past or present officers, directors, shareholders, employees, attorneys, agents, representatives, subsidiaries, parents, assigns, insurance carriers, successors, affiliated or associated entities of whatever kind, and all persons, natural or corporate, in privity with Cobalis.

2.05. “Parties” means Gryphon and Cobalis.
2.06. “First Lawsuit” means Civil Action No. 3:04-CV-2405 in the United States District Court for the Northern District of Texas, Dallas Division, and styled Gryphon Master Fund, L.P. v. Cobalis Corp.
2.07.  “Second Lawsuit” means Civil Action No. 3:05-CV-2475 in the United States District Court for the Northern District of Texas, Dallas Division, and styled Gryphon Master Fund, L.P. v. Cobalis Corp.
2.08. “Lawsuits” means the First Lawsuit and the Second Lawsuit, collectively.
2.09. “Execution Date” means the date that the last signature of the Parties is obtained.
III. Recitals
3.01. On September 8, 2003, Gryphon and Cobalis executed a Purchase Agreement whereby Gryphon acquired an 8% Convertible Note Due 2006 (the “Note”) and a Common Stock Purchase Warrant (the “First Warrant”) from Cobalis for $600,000.00 (the “First Purchase Agreement”).
3.02. In connection with the First Purchase Agreement, Cobalis executed a Registration Rights Agreement (the “First Registration Rights Agreement”) obligating itself to timely file a registration statement with the United States Securities and Exchange Commission (the “SEC”) for 125% of the shares of Cobalis stock issuable upon the conversion of the Note plus 100% of the number of Cobalis shares that would be issuable upon the exercise of the First Warrant in full for cash.
3.03. On September 25, 2003, Gryphon and Cobalis executed a second Purchase Agreement whereby Gryphon agreed to purchase a second Common Stock Purchase Warrant (the “Second Warrant”) and 1,000 shares of preferred stock for $1,000,000.00 (the “Second Purchase Agreement”).

3.04. In connection with the Second Purchase Agreement, Cobalis executed a second Registration Rights Agreement (the “Second Registration Rights Agreement” and with the First Registration Rights Agreement, the “Registration Rights Agreements”) obligating itself to timely file a registration statement with the SEC for at least 125% of the Cobalis shares that would be issuable upon conversion of the preferred shares issued to Gryphon under the Second Purchase Agreement plus 100% of the Cobalis shares that would be issuable upon exercise of the Second Warrant in full for cash.
3.05. On January 23, 2004, Gryphon and Cobalis executed a forbearance agreement concerning Cobalis’s failure to timely file the registration statement required by the Registration Rights Agreements (the “January 23rd Forbearance Agreement”). In connection with the January 23rd Forbearance Agreement, Cobalis issued 135,000 shares of common stock to Gryphon.
3.06. On May 28, 2004, Gryphon and Cobalis executed a second forbearance agreement concerning Cobalis’s failure to timely file the registration statement required by the Registration Rights Agreements and failure to make payments required under the Note (the “May 28th Forbearance Agreement” and with the January 23rd Forbearance Agreement, the “Forbearance Agreements”). In connection with the May 28th Forbearance Agreement, Cobalis issued 170,000 shares of common stock to Gryphon.
3.07. Gryphon and Cobalis are now Parties to the Lawsuits. Gryphon’s claim in the First Lawsuit is for: (1) liquidated damages under the Registration Rights Agreements and (2) payments due under the Note. Cobalis has asserted a counterclaim for fraudulent inducement regarding the negotiation of the Forbearance Agreements. At issue in the Second Lawsuit is Cobalis’s obligation to issue Rule 144 opinion letters for the 810,817 shares of common stock that have been issued, or that are issuable, to Gryphon (the “Rule 144 Shares”).
3.08. Gryphon and Cobalis desire to settle the Lawsuits.

Scope of Settlement
3.09. Bona fide disputes and controversies exist, both as to the fact and extent of liability, and as to the fact and extent of damages, if any. By reason of such disputes and controversies, and in order to avoid the expense and inconvenience of further litigation, the Parties desire to settle all claims asserted against each of them.
3.10. The Parties intend the full terms and conditions of the compromise and settlement to be set forth in this Settlement Agreement.
3.11. In consideration of the agreements, representations, and warranties contained within this Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
IV. Representations and Warranties
The following representations and warranties shall survive the execution of this Settlement Agreement and the completion of the settlement provided below:
Capacity and Authority
4.01. The Parties to this Settlement Agreement warrant and represent that they have the power, authority, and capacity to enter into this Settlement Agreement and that this Settlement Agreement and all documents, to which they are parties, delivered pursuant hereto are valid, binding, and enforceable upon them.
4.02. The Parties to this Settlement Agreement warrant and represent that no consent, approval, or authorization of, and no notice to, or filing with, any court, governmental authority, person or entity is required for the execution, delivery, and performance of this Settlement Agreement.

V. Settlement Terms
In reliance upon the representations, warranties, and covenants in this Settlement Agreement, the Parties have settled and compromised all claims and causes of action in the Lawsuits by agreeing to the following:
Agreed Judgment
5.01. On or before the Execution Date, the Parties will file an Agreed Judgment for Gryphon and against Cobalis in the First Lawsuit in the amount of $1,600,000.00 (the “Agreed Judgment”). The form of the Agreed Judgment is attached as Exhibit “A.”
5.02. Gryphon agrees not to execute on the Agreed Judgment on or before April 1, 2007. In the event that Cobalis takes bankruptcy before April 1, 2007, nothing herein shall prevent Gryphon from pursuing any rights that it may have in the bankruptcy court and/or under applicable law.
5.03. If, on or before October 1, 2006, Cobalis pays to Gryphon $1,400,000.00, Gryphon shall execute, and deliver to Cobalis contemporaneous with such payment, a Release of Judgment in the form attached as Exhibit “B” (the “Release of Judgment”). Alternatively, if, on or before January 1, 2007, Cobalis pays to Gryphon $1,500,000.00, Gryphon shall execute, and deliver to Cobalis contemporaneous with such payment, the Release of Judgment. Alternatively, if, on or before April 1, 2007, Cobalis pays to Gryphon $1,600,000.00, Gryphon shall execute, and deliver to Cobalis contemporaneous with such payment, the Release of Judgment.
5.04. Gryphon acknowledges receipt of Rule 144 opinion letters for the Rule 144 Shares, and currently believes the form of those letters is acceptable. However, Cobalis agrees that, in the event that Gryphon cannot sell the Rule 144 Shares because the Rule 144 opinion letters are deficient or defective, Cobalis will cooperate with Gryphon and take all necessary steps to ensure that Gryphon has Rule 144 opinion letters, or other necessary documents, to sell the Rule 144 Shares.

Dismissal of Second Lawsuit
5.05. Contemporaneous with filing the Agreed Judgment in the First Lawsuit, the Parties will file a Joint Stipulation of Dismissal in the Second Lawsuit in the form attached as Exhibit “C.”
Offsets
5.06. Cobalis agrees to assist Gryphon in selling the Rule 144 Shares, including by contacting market makers and other individuals or firms to assist Gryphon with a private or public sale of the Rule 144 Shares. The foregoing will not, however, prevent Gryphon from selling the Rule 144 Shares into the public market. Gryphon will, in good faith, notify Cobalis of any transactions in or sales of the Rule 144 Shares into the public market prior to making any such transactions . Gryphon will also provide Cobalis with confirmations of any sales of the Rule 144 Shares. If Cobalis locates a purchaser for any portion of the Rule 144 Shares and the sale price is in excess of $1.00 per share, net to Gryphon, Gryphon will be required to sell such shares to such purchaser at the request of Cobalis. Gryphon will notify Cobalis before selling any of the Rule 144 Shares. In the event that the net amounts received by Gryphon from the sale of all of the Rule 144 Shares exceeds $800,000.00, Cobalis shall be entitled to an offset after the sale of all of the Rule 144 Shares, in the amount that is in excess of such $800,000.00, to the amounts owed under the Agreed Judgment, including amounts paid under Paragraph 5.03.

5.07. Cobalis and Gryphon hereby agree that the definition of “Purchase Price” set forth in each of the First Warrant and the Second Warrant is hereby amended in its entirety to read as follows:
““Purchase Price” means $0.01, subject to adjustment as provided in this Warrant.” Promptly following the Execution Date, Gryphon agrees to conduct a “Net Exercise” of each of the First Warrant and the Second Warrant pursuant to Section 2(b) thereof.
Short Sales
5.08. Gryphon hereby agrees that Gryphon and its subsidiaries, affiliates, brokers, or third parties acting in concert with Gryphon, will not engage in any shorting or short selling of Cobalis’ common stock (currently listed as CLSC.OB) on any exchange during such period that Gryphon is still in possession and/or control of any Rule 144 Shares or any shares of Cobalis common stock issued as a result of Gryphon’s Net Exercise contemplated by Section 5.06 of this Settlement Agreement. Shorting or short selling shall include the definition established by the SEC and shall include any activity in which Gryphon sells any shares of Cobalis other than selling the Rule 144 Shares or any shares of Cobalis common stock issued as a result of Gryphon’s Net Exercise contemplated by Section 5.06 of this Settlement Agreement.
Release of Claims
5.09. Gryphon hereby generally releases and forever discharges the Cobalis Releasees from any and all claims, demands, and causes of action, of whatever kind or character, whether in law or in equity, which Gryphon has or may have in the future, whether known or unknown, based upon any events that have occurred prior to the Execution Date, including but not limited to the claims which have been or could have been asserted in the Lawsuits. This release is to be construed as the broadest form of general release and includes all claims, whether known or unknown, based upon any events that have occurred prior to the Execution Date. Nothing herein shall be construed to be a release of the obligations to perform, after the Execution Date, the obligations undertaken in this Settlement Agreement.

5.10. Cobalis hereby generally releases and forever discharges the Gryphon Releasees from any and all claims, demands, and causes of action, of whatever kind or character, whether in law or in equity, which Cobalis has or may have in the future, whether known or unknown, based upon any events that have occurred prior to the Execution Date, including but not limited to the claims which have been or could have been asserted in the Lawsuits. This release is to be construed as the broadest form of general release and includes all claims, whether known or unknown, based upon any events that have occurred prior to the Execution Date. Nothing herein shall be construed to be a release of the obligations to perform, after the Execution Date, the obligations undertaken in this Settlement Agreement.
Choice of Law; Jurisdiction
5.11. This Settlement Agreement shall be governed and construed in accordance with laws of the State of Texas, except that any conflict of law rule of that jurisdiction that may require reference to the laws of some other jurisdiction shall be disregarded.
5.12. The Parties hereby irrevocably agree that any legal action or proceeding arising out of or relating to this Settlement Agreement shall be brought exclusively in the Federal District Court for the Northern District of Texas, Dallas Division. The Parties hereby expressly submit to the personal jurisdiction and venue of the Federal District Court for the Northern District of Texas, Dallas Division, and expressly waive any claim of improper venue and any claim that such courts are an inconvenient forum.

Miscellaneous
5.13. If any provision of this Settlement Agreement is or may be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way.
5.14. The Parties expressly warrant and represent and hereby state that no promise or agreement, which is not herein expressed, has been made to them in executing this Settlement Agreement; that they are not relying upon any statement or representation of any opposing party or any opposing party’s agents or representatives; and that they are relying on their own judgment in the execution of this Settlement Agreement.
5.15. This Settlement Agreement shall continue perpetually and shall be binding upon the Parties and their successors and assigns, and shall inure to the benefit of the Parties and their successors and assigns.
5.16. This Settlement Agreement represents the entire agreement between the Parties and supersedes all prior written or oral agreements, and the terms are contractual and not mere recitals.
5.17. This Settlement Agreement may not be amended, altered, modified, or changed in any way except in writing signed by all the Parties to the Settlement Agreement.
5.18. The Parties expressly warrant that they have consulted legal counsel concerning the Lawsuits and the terms of this Settlement Agreement. The Parties further expressly warrant that their counsel has explained the provisions of this Settlement Agreement, including all attachments and the scope of the releases herein. The Parties expressly warrant that they fully understand the terms of this Settlement Agreement and that they sign this Settlement Agreement as their own free act.
5.19. This Settlement Agreement has been prepared by the joint efforts of counsel for the Parties.
5.20. This Settlement Agreement may be executed in counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.
5.21. Every exhibit, schedule, or other appendix attached to this Settlement Agreement and referred to herein is incorporated in this Settlement Agreement by reference.

GRYPHON MASTER FUND, L.P.

By: Gryphon Partners, L.P., its General Partner

By: Gryphon Management Partners, L.P., its General Partner

By: Gryphon Advisors, L.L.C., its General Partner

By:_______________________________ Date:_____________________
Warren W. Garden
Authorized Agent

ACKNOWLEDGMENT

THE STATE OF TEXAS          §
COUNTY OF DALLAS            §

This instrument was acknowledged before me on ____________________, 2006, by Warren W. Garden, a duly authorized representative of GRYPHON MASTER FUND, L.P., a Bermuda limited partnership, on behalf of said limited partnership

NOTARY PUBLIC in and for
THE STATE OF TEXAS
My Commission Expires:
_____________________

COBALIS CORP.

By:_______________________________ Date:_____________________
Chaslav Radovich
President & CEO

*****
ACKNOWLEDGMENT

THE STATE OF ______________ §
COUNTY OF ________________ §

This instrument was acknowledged before me on ____________________, 2006, by Chaslav Radovich, a duly authorized representative of COBALIS CORP., a Nevada corporation, on behalf of said corporation.

NOTARY PUBLIC in and for
THE STATE OF ___________________
My Commission Expires:
_____________________

United States District Court
Northern District of Texas
Dallas Division

Gryphon Master Fund, L.P.,	§
Plaintiff,	§
§
v.	§	Cause No. 3:04-CV-2405
§
Cobalis Corp.,	§
Defendant.	§

Agreed Judgment

On this day, Plaintiff Gryphon Master Fund, L.P. (“Gryphon”) and Defendant Cobalis Corp. (“Cobalis”) represented to the Court that they have agreed to an entry of judgment in the above-referenced cause. It is therefore,
ORDERED, ADJUDGED and DECREED that Gryphon is granted judgment against Cobalis in the amount of $1,600,000.00. It is further,
ORDERED, ADJUDGED AND DECREED that Gryphon shall have all writs of execution and other process necessary to enforce this judgment.
All other relief not expressly granted herein is denied.
All costs are taxed against the party incurring same.
SIGNED this ______ day of April, 2006.

_______________________________
JUDGE PRESIDING

AGREED:

______________________
Stephen C. Rasch
State Bar No. 16551420
Kim McCrea
State Bar No. 24041434
Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
(214) 969-1700
(214) 969-1751 (facsimile)

ATTORNEYS FOR PLAINTIFF
GRYPHON MASTER FUND, L.P.

_____________________________
Eric W. Pinker
State Bar No. 16016550
Christopher J. Schwegmann
State Bar No. 24051315
Lynn Tillotson & Pinker, L.L.P.
750 North St. Paul Street, Suite 1400
Dallas, Texas 75201
(214) 981-3800
(214) 981-3839 (facsimile)
ATTORNEYS FOR COBALIS CORP.

United States District Court
Northern District of Texas
Dallas Division

Gryphon Master Fund, L.P.,	§
Plaintiff,	§
§
v.	§	Cause No. 3:04-CV-2405
§
Cobalis Corp.,	§
Defendant.	§

Release of Judgment

WHEREAS, Gryphon Master Fund, L.P. (“Gryphon”) recovered a judgment in the amount of ONE MILLION SIX HUNDRED THOUSAND and 00/100 ($1,600,000.00) against Cobalis Corp. (“Cobalis”); and
WHEREAS, Gryphon, as a result of receipt of such payment by Cobalis, desires to release the Agreed Judgment entered in the above-referenced cause against Cobalis, a copy of which is attached as Exhibit A, and forever discharge Cobalis from any and all claims, demands, damages, actions, causes of action, suits, judgments, or any other suits of any kind or nature whatsoever that were adjudicated in the above-referenced cause against Cobalis.
NOW THEREFORE, Gryphon hereby releases and discharges Cobalis from any and all claims, demands, damages, actions, causes of action, suits, judgment, or any other suits of any kind or nature whatsoever that were adjudicated against Cobalis in the above-referenced cause, and declares the same paid and satisfied as to any and all liability of Cobalis.

GRYPHON MASTER FUND, L.P.

By: Gryphon Partners, L.P., its General Partner

By: Gryphon Management Partners, L.P., its General Partner

By: Gryphon Advisors, L.L.C., its General Partner

By:_______________________________ Date:_____________________
Warren W. Garden
Authorized Agent

AGREED:

______________________
Stephen C. Rasch
State Bar No. 16551420

Kim McCrea
State Bar No. 24041434

Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
(214) 969-1700
(214) 969-1751 (facsimile)

ATTORNEYS FOR PLAINTIFF
GRYPHON MASTER FUND, L.P.

_____________________________
Eric W. Pinker
State Bar No. 16016550

Christopher J. Schwegmann
State Bar No. 24051315

Lynn Tillotson & Pinker, L.L.P.
750 North St. Paul Street, Suite 1400
Dallas, Texas 75201
(214) 981-3800
(214) 981-3839 (facsimile)

ATTORNEYS FOR
DEFENDANT COBALIS CORP.

United States District Court
Northern District of Texas
Dallas Division

Gryphon Master Fund, L.P.,	§
Plaintiff,	§
§
v.	§	Cause No. 3:05-CV-2475
§
Cobalis Corp.,	§
Defendant.	§

Joint Stipulation of Dismissal

The parties have advised the Court that they have settled all matters in controversy between them and therefore all claims should be dismissed with prejudice. IT IS THEREFORE ORDERED, ADJUDGED AND DECREED that:
1. Plaintiff's claims against the Defendant are dismissed with prejudice to refiling.
2. All costs are taxed against the party incurring same.
3. This judgment disposes of all claims of any party in this lawsuit.
SIGNED this ______ day of _____________________, 2006.

_______________________________
JUDGE PRESIDING

AGREED:

______________________
Stephen C. Rasch
State Bar No. 16551420

Kim McCrea
State Bar No. 24041434

Thompson & Knight L.L.P.
1700 Pacific Avenue, Suite 3300
Dallas, Texas 75201
(214) 969-1700
(214) 969-1751 (facsimile)

ATTORNEYS FOR PLAINTIFF
GRYPHON MASTER FUND, L.P.

_____________________________
Eric W. Pinker
State Bar No. 16016550

Christopher J. Schwegmann
State Bar No. 24051315

Lynn Tillotson & Pinker, L.L.P.
750 North St. Paul Street, Suite 1400
Dallas, Texas 75201
(214) 981-3800
(214) 981-3839 (facsimile)

ATTORNEYS FOR COBALIS CORP.